UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

DREYER’S GRAND ICE CREAM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 652-8187

Item 7. Exhibits.

Exhibit No.	Description
99.1	Dreyer's Grand Ice Cream Holdings, Inc. Press Release dated May 7, 2004

99.2	Transcript from May 7, 2004 conference call

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 7, 2004, Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”) issued a press release to announce its results of operations for the quarterly period ended March 27, 2004. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on May 7, 2004 to discuss the results of operations for the quarterly period ended March 27, 2004 is furnished herewith as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

	By:	/s/Alberto Romaneschi

	Name:	Alberto Romaneschi
Date: May 7, 2004	Title:	Executive Vice President – Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dreyer's Grand Ice Cream Holdings, Inc. Press Release dated May 7, 2004

99.2	Transcript from May 7, 2004 conference call